UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – June 7, 2017

COOPER-STANDARD HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36127	20-1945088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39550 Orchard Hill Place Drive, Novi, Michigan	48375
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                        ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2017, Cooper-Standard Holdings Inc. (the "Company") issued a news release announcing the appointment of Jonathan P. Banas as its executive vice president and chief financial officer and the appointment of Peter C. Brusate as its vice president, corporate controller and chief accounting officer, both effective June 7, 2017.

In connection with Mr. Banas' appointment, the Compensation Committee approved the following compensation actions for Mr. Banas: (i) an annualized base salary increase from $290,000 to $400,000; (ii) an Annual Incentive Award 2017 target increase from 40% of base salary to 65% of base salary; and (iii) a Long-Term Incentive Program value increase from $151,000 to $500,000, which includes a one-time equity grant valued at $350,000. In connection with Mr. Brusate's appointment, the Compensation Committee approved the following compensation actions for Mr. Brusate: (i) an annualized base salary increase from $235,000 to $290,000; and (ii) an Annual Incentive Award 2017 target increase from 35% of base salary to 40% of base salary. There are no family relationship between either Mr. Banas or Mr. Brusate and any director or executive officer of the Company, and neither Mr. Banas nor Mr. Brusate has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Matthew Hardt resigned effective June 7, 2017 as executive vice president and chief financial officer of the Company to pursue another opportunity. Mr. Hardt will serve as a non-executive employee of the Company and provide transition services to the Company through September 30, 2017. In exchange for Mr. Hardt’s transition services and his execution of a release, Mr. Hardt will continue to be eligible for the compensation and benefits at the level he is currently receiving while he is employed with the Company, although Mr. Hardt will no longer be eligible for annual bonus compensation under either the Company’s Annual Incentive Plan or Long-Term Incentive Plan.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is filed with this Report and is incorporated herein by reference:

     Exhibit 99        News release dated October June 6, 2017.*

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER-STANDARD HOLDINGS INC.

\s\ Aleksandra A. Miziolek
Name: Aleksandra A. Miziolek
Title: Senior Vice President, General Counsel and Secretary
Dated: June 7, 2017

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* Any reference in the attached exhibit(s) to our corporate website(s) and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor deemed filed with the Securities and Exchange Commission.

EXHIBIT INDEX

Exhibit
Number          Exhibit Description

99          News release dated June 6, 2017.